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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) 7 April 2003


                        Air Products and Chemicals, Inc.
               (Exact name of registrant as specified in charter)


           Delaware                      1-4534                   23-1274455
(State of other jurisdiction   (Commission file number)     (IRS Identification
    of incorporation)                                              number)


7201 Hamilton Boulevard, Allentown, Pennsylvania                    18195-1501
   (Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code (610) 481-4911
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Item 5. Other Events.
---------------------


On 7 April 2003, the company released the news release, Air Proudcts Updates Outlook for March Quarter, which is attached as Exhibit 99.1.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Air Products and Chemicals, Inc.
                                                ------------------------------
                                                (Registrant)



Dated:  7 April 2003                    By:        /s/ John R. Owings
                                                ------------------------------
                                                       John R. Owings
                                                     Vice President and
                                                  Chief Financial Officer



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